     THIS SECOND SUPPLEMENTAL INDENTURE, dated [*] July  , 1999 (hereinafter
                                                       --
called the "Supplemental Indenture"), is between KERR-McGEE CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), and CITIBANK, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee under the Indenture referred to below (hereinafter called the "Trustee").

                                 RECITALS

          The Company and the Trustee are parties to an Indenture, dated as of August 1, 1982, as amended (the "Indenture"), relating to the issuance from time to time by the Company of its Securities on terms to be specified at the time of issuance. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

          The Company has duly authorized the creation of a series of its
          ---------------------------------------------------------------
Securities denominated its "**% Exchangeable Notes Due **, 2004" representing up
------------------------------------------------------------------------------
to ** of its "Debt Exchangeable for Common Stock(SM)" (such Securities being
-------------------------------------------------------------------------
referred to herein as the "DECS(SM)"), the principal amount of which is
---------------------------------------------------------------------
mandatorily exchangeable at Maturity into shares of Common Stock, par value $**
------------------------------------------------------------------------------
per share (the "Devon Common Stock") of Devon Energy Corporation ("Devon"), or,
-------------------------------------------------------------------------------
at the option of the Company (under the circumstances described herein), cash,
------------------------------------------------------------------------------
in either case at the Exchange Rate (as defined herein) and/or such other
-------------------------------------------------------------------------
consideration as permitted or required by the terms of the DECS.
----------------------------------------------------------------

          The Company has duly authorized the execution and delivery of this Supplemental Indenture in order to provide for the issuance of the DECS[*].

          The Company has requested the Trustee and the Trustee has agreed to join with it in the execution and delivery of this Supplemental Indenture.

          Section 901(f) of the Indenture provides that the Company, acting
                     ---
pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into an indenture supplemental to the Indenture to make such
                                                                ------------
provisions in regard to matters or questions arising under the Indenture which
------------------------------------------------------------------------------
shall not adversely affect the interests of any Holders of Securities.
---------------------------------------------------------------------

          The Company has determined that this Supplemental Indenture complies with Section 901(f) and does not require the consent of any Holders of
                ---
Securities. On the basis of the foregoing, the Trustee has determined that this Supplemental Indenture is in form satisfactory to it.

          The Company has furnished the Trustee with an Officer's Certificate and an Opinion of Counsel complying with the requirements of Section 905 of the Indenture, stating that the execution of this Supplemental Indenture is authorized or permitted by the Indenture, and has delivered to the Trustee a Board Resolution authorizing the execution and delivery of this Supplemental Indenture, together with such other documents as may have been required by
Section 102 of the Indenture.

          All things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee and a valid amendment of and supplement to the Indenture have been done.

[*]

          The entry into this Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture.

          The Company has duly authorized the execution and delivery of this Supplemental Indenture, and all things necessary have been done to make the DECS, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Supplemental Indenture a valid agreement of the Company, in accordance with their and its terms.

          NOW THEREFORE:

          It is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the DECS, as follows:

                                 ARTICLE I

          SECTION 1.01.  Definitions.

          For all purposes of the Indenture and this Supplemental Indenture as they relate to the DECS, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article;

          (2) the words "herein", "hereof" and "hereunder" and other words of similar import refer to the Indenture and this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (3) capitalized terms used but not defined herein are used as they are defined in the Indenture.

          "Adjustment Event" has the meaning set forth in Section 2.04(b).

          "Business Day" means any day that is not a Saturday, a Sunday or a day on which the NYSE or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

          "Closing Price" of any security on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of such security (regular way) on the NYSE on such date, (ii) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, (iii) if such security is not so listed on a United States national or regional securities exchange, as reported by the Nasdaq Stock Market, (iv) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or (v) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from each of at least three nationally recognized independent investment banking firms selected by the Company for such purpose.

          "DECS" has the meaning set forth in the recitals to this Supplemental Indenture.

          "Devon Common Stock" has the meaning set forth in the recitals to this Supplemental Indenture.

          "Dilution Event" has the meaning set forth in Section 2.05(a)(ii).

          "Exchange Rate" means a rate equal to (a) if the Maturity Price is greater than or equal to $** (the "Threshold Appreciation Price"), ** shares of Devon Common Stock per DECS, (b) if the Maturity Price is less than the Threshold Appreciation Price but is greater than the Initial Price, a fraction equal to (i) the Initial Price divided by (ii) the Maturity Price of one share of Devon Common Stock per DECS (such fractional share being calculated to the
                               ----------------------------------------------
nearest 1/10,000th of a share or, if there is not a nearest 1/10,000th of a
---------------------------------------------------------------------------
share, to the next higher 1/10,000th of a share)  and (c) if the Maturity Price
------------------------------------------------
is less than or equal to the Initial Price, one share of Devon Common Stock per DECS; provided, however, that the Exchange Rate is subject to adjustment from
      --------  -------
time to time pursuant to Section 2.04(a).

          "Initial Price" means $** Per Share of Devon Common Stock.
                                   -------------------------------

          "Market Price" means, as of any date of determination, the average Closing Price per share of Devon Common Stock for the 20 Trading Days immediately prior to (but not including) the date of determination; provided,
                     -------------------                            --------
however, that if there are not 20 Trading Days for the Devon Common Stock
-------
occurring later than the 60th calendar day immediately prior to, but not including, such date, the Market Price shall [*] mean the market value per share
                                                 ----
of Devon Common Stock as of such date as determined by a nationally recognized investment banking firm retained for such purpose by the Company.

          "Maturity" means the date on which the principal of a DECS becomes due and payable as provided herein, whether at Stated Maturity or by declaration of acceleration or otherwise.

          "Maturity Price" means the average Closing Price per share of Devon Common Stock on the 20 Trading Days immediately prior to (but not including) the date of Maturity; provided, however, that if there are not 20 Trading Days for the Devon Common Stock occurring later than the 60th calendar day immediately prior to, but not including, the date of Maturity, Maturity Price means the market value per share of Devon Common Stock as of Maturity as determined by a nationally recognized independent investment banking firm retained for such
                      -----------
purpose by the Company.

          "NYSE" means the New York Stock Exchange, Inc.

          "Ordinary Cash Dividend" has the meaning set forth in subparagraph
(b)(5) of Section 2.04.

          "Reported Securities" has the meaning set forth in subparagraph (b)(3) of Section 2.04.

          "Share Components" means the ratios of shares of Devon Common Stock per DECS specified in clauses (a), (b) and (c) of the definition of "Exchange Rate" set forth in this Article.

          "Threshold Appreciation Price" has the meaning specified in the definition of "Exchange Rate" set forth in this Article.

          "Trading Day" means a Business Day on which the security, the Closing Price of which is being determined, (a) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (b) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

          "Transaction Value" means (a) for any cash received in any Adjustment Event, the amount of cash received per share of Devon Common Stock, (b) for any Reported Securities received in any Adjustment Event, an amount equal to (x) the average Closing Price per security of such Reported Securities for the 20 Trading Days immediately prior to (but not including) Maturity multiplied by
                                  -------------------
(y) the number of such Reported Securities (as adjusted pursuant to subparagraph
(b)(4) of Section 2.04) received per share of Devon Common Stock and (c) for any property received in any Adjustment Event other than cash or such Reported Securities, an amount equal to the fair market value of the property received per share of Devon Common Stock on the date such property is received, as determined by a nationally recognized investment banking firm retained for this purpose by the Company; provided, however, that in the case of clause (b), (x) with respect to securities that are Reported Securities by virtue of only clause (iv) of the definition of Reported Security, Transaction Value with respect to any such Reported Security means the
                       -------
average of the mid-point of the last bid and ask prices for such Reported Security as of Maturity from each of at least three nationally recognized independent investment banking firms retained for such purpose by the Company
-----------
multiplied by the number of such Reported Securities (as adjusted pursuant to subparagraph (b)(4) of Section 2.04) received per share of Devon Common Stock and (y) with respect to all other Reported Securities, if there are not 20 Trading Days for any particular Reported Security occurring later than the 60th calendar day immediately prior to, but not including, the date of Maturity, Transaction Value with respect to such Reported Security means the market value per security of such Reported Security as of Maturity as determined by a nationally recognized investment banking firm retained for such purpose by the Company multiplied by the number of such Reported Securities (as adjusted pursuant to subparagraph (b)(4) of Section 2.04) received per share of Devon Common Stock. For purposes of calculating the Transaction Value, any cash, Reported Securities or other property receivable in any Adjustment Event shall be deemed to have been received immediately prior to the close of business on the record date for such Adjustment Event or, if there is no record date for such Adjustment Event, immediately prior to the close of business on the effective date of such Adjustment Event.

          Section 1.02.  Effect of Headings.

          The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          Section 1.03.  Successors and Assigns.

          All covenants and agreements in this Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 1.04.  Separability.

          In case any provision in this Supplemental Indenture or the DECS shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.05.  Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act of 1939, as amended, such required provisions shall control.

          Section 1.06.  Benefits of Supplemental Indenture.

          Nothing in this Supplemental Indenture, expressed or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the Holders of the DECS any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

          Section 1.07.  Application of Supplemental Indenture.

          This Supplemental Indenture shall take effect on the date hereof, and shall, except with respect to Section 1.09 apply only to the DECS. This
     -------------------------------------
Supplemental Indenture shall have no effect on any other Securities, whether originally issued prior to the date hereof or thereafter. If any provision of this Supplemental Indenture is inconsistent with any provision of the Indenture, then, to the extent permitted by the Indenture, the provision in this Supplemental Indenture shall control.

          SECTION 1.08.  Governing Law.

          THIS SUPPLEMENTAL INDENTURE AND THE DECS SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND THIS SUPPLEMENTAL INDENTURE AND EACH SUCH DECS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 109.  Section 301 of the Indenture is hereby amended as
          ------------  -------------------------------------------------
follows:
--------

          (a) By amending Section 301 of the Indenture by deleting the word
          --- -------------------------------------------------------------
"and" at the end of clause (12), by renumbering clause (13) of Section 301 as
-----------------------------------------------------------------------------
clause (14), and by inserting a new Section (13) as follows:
------------------------------------------------------------

                  (13) the terms and conditions, if any, upon which the
                  ---- --------------------------------------------------------
Securities of the series may or shall be convertible into or exchangeable or
------------------------------------------------------------------------------
exercisable for or payable in, among other things, other securities,
------------------------------------------------------------------------------
instruments, contracts, currencies, commodities or other forms of property,
------------------------------------------------------------------------------
rights or interests or any combination of the foregoing; and
------------------------------------------------------------

          (b) By amending clause (c) of Section 601 by deleting the word "and"
          --- ----------------------------------------------------------------
at the end of clause (3), by replacing the period at the end of clause (4) with
-------------------------------------------------------------------------------
"and", and by inserting as a new clause (5) as follows:
-------------------------------------------------------

                  (5) the Trustee shall not at any time be under any duty or
                  --- ------------------------------------------------------
responsibility to any Holder of a Security that may or shall be convertible into
--------------------------------------------------------------------------------
or exchangeable or exercisable for or payable in, among other things, other
---------------------------------------------------------------------------
securities,  instruments,  contracts, currencies, commodities or other forms of
-------------------------------------------------------------------------------
property,
---------
rights or interests or any combination of the foregoing, (A) to make
--------------------------------------------------------------------
or cause to be made any adjustment of the amount of the, among other things
---------------------------------------------------------------------------
securities, instruments, contracts, currencies, commodities or other forms of
-----------------------------------------------------------------------------
property, rights or interests or any combination of the foregoing that may be
-----------------------------------------------------------------------------
issued, transferred or delivered to such Holder, or to determine whether any
----------------------------------------------------------------------------
facts exist which may require any such adjustment, or with respect to the nature
--------------------------------------------------------------------------------
or extent of any such adjustment when made, or with respect to any method
-------------------------------------------------------------------------
employed in making the same, (B) to account for the validity or value (or the
-----------------------------------------------------------------------------
kind or amount) of the, among other things, securities, instruments, contracts,
-------------------------------------------------------------------------------
currencies, commodities or others forms of property, rights or interests or any
-------------------------------------------------------------------------------
combination of the foregoing that may at any time be issued, transferred or
---------------------------------------------------------------------------
delivered to such Holder or (C) with respect to the failure of the Company to
-----------------------------------------------------------------------------
issue, transfer or deliver any of the, among other things, securities,
----------------------------------------------------------------------
instruments, contracts, currencies, commodities or other forms of property,
---------------------------------------------------------------------------
rights or interests or any combination of the foregoing pursuant to the terms of
--------------------------------------------------------------------------------
such Security.
--------------

          (c)  By amending clause (i) of Section 902 by inserting after the last
          ---  -----------------------------------------------------------------
comma at the end of such clause the following:   or change the terms or
----------------------------------------------  -----------------------
conditions of any Securities so as to adversely affect the terms or conditions
------------------------------------------------------------------------------
upon which such Securities are convertible into or exchangeable or exercisable
------------------------------------------------------------------------------
for or payable in, among other things, other securities, instruments, contracts,
--------------------------------------------------------------------------------
currencies, commodities or other forms of property, rights or interests or any
------------------------------------------------------------------------------
combination of the foregoing.
-----------------------------

                                  ARTICLE II
                                   The DECS

          Section 2.01.  Title and Terms.

          There is hereby created under the Indenture a series of Securities known and designated as the "**% Exchangeable Notes Due **, 2004" of the Company. The aggregate principal amount of DECS that may be authenticated and delivered under this Indenture is limited to $** million, except for DECS authenticated and delivered upon reregistration of, transfer of, or in exchange for, or in lieu of, other DECS pursuant to Section 305, 306, 307, 904 and 1103 of the Indenture.

          The [*] Stated Maturity for payment of principal of the DECS shall be
                  -------------------------------------------------------------
** 2004 and the DECS shall bear interest (computed on the basis of a 360-day
--------------------------------------------------------------------------------
year of twelve 30-day months) at the rate of **% of the principal amount per
------------------------
annum, from the date of original issuance or the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal amount thereof is exchanged at maturity pursuant to the terms of the DECS. Interest on the DECS shall be payable quarterly in arrears on **, **, ** and ** of each year, commencing **, 1999 (each, an "Interest Payment Date"), to the persons in whose names the DECS (or any predecessor securities) are registered at the close of business on **, **, ** and ** immediately preceding such Interest Payment Date, until the principal thereof is paid or made available for payment provided that interest payable at Maturity shall be payable to the
-----------------------------------------------------------------
person to [*] whom the Stock is deliverable.
------

          The DECS shall be initially issued in the form of a Global Security and the depositary for the DECS shall be the [*] Depository Trust Company, New
                                                 ----------
York, New York.

          The DECS shall not be redeemable prior to their Maturity and shall not be subject to any sinking fund. The DECS are not subject to payment prior to the date of Maturity at the option of the Holder.

          The DECS shall be mandatorily exchangeable as provided in Section
2.02.

          The Company shall not be obligated to pay any additional amount on the
          ----------------------------------------------------------------------
DECS in respect of taxes, except as otherwise provided in Section 2.06 and 301.
-------------------------------------------------------------------------------

          The DECS shall be issuable in denominations of $** and any integral multiple thereof.

          The DECS shall not be issued as Original Issue Discount Securities.

          The form of DECS attached hereto as Exhibit A is hereby adopted, as a form of Securities of a series that consists of DECS. Certain terms of the DECS are set forth in the form of the DECS.

          [*] With respect to the DECS only and for the benefit of only the
              -------------------------------------------------------------
Holders thereof, the failure on the part of the Company to observe or perform
-----------------------------------------------------------------------------
any of the covenants or agreements on the part of the Company in this Second
----------------------------------------------------------------------------
Supplemental Indenture not otherwise specified in Section 501 of the Indenture
------------------------------------------------------------------------------
shall be an additional Event of Default with respect to the DECS as if and, for
-------------------------------------------------------------------------------
all purposes under the Indenture, to the same extent as if the same were
------------------------------------------------------------------------
specified in paragraph (d) of such Section 501 of the Indenture.
---------------------------------------------------------------

          Section 2.02.  Exchange at Maturity.

          Subject to Section 2.04(b), at [*] Maturity the principal amount of
                                             --------
each DECS shall be mandatorily exchanged by the Company into a number of shares of Devon Common Stock at the Exchange Rate; provided, however, that, pursuant to
Section 2.03, no fraction of a share of Devon Common Stock shall be issued. The Holders of the DECS shall be responsible for the payment of any and all brokerage costs upon the subsequent sale of such shares. The Company may, at its option, in lieu of delivering Devon Common Stock, deliver cash in an amount (calculated to the nearest 1/100th of a dollar per DECS or, if there is not a nearest 1/100th of a dollar, then to the next higher 1/100th of a dollar) equal to the product of the number of shares of Devon Common Stock otherwise deliverable in respect of such DECS on the date of Maturity, multiplied by the Maturity Price; provided, however, that if such option is exercised, the Company shall deliver cash with respect to all, but not less than all, of the Devon Common Stock that would otherwise be deliverable. In determining the amount of cash deliverable in exchange for the DECS in lieu of Devon Common Stock pursuant to the prior sentence hereof, if more than one DECS shall be surrendered for exchange at one time by the same Holder, the amount of cash which shall be delivered upon exchange shall be computed on the basis of the aggregate number of DECS so surrendered at Maturity.

          Section 2.03.  No Fractional Shares.

          If more than one DECS shall be surrendered for exchange pursuant to
Section 2.02 at one time by the same Holder, the number of full shares of Devon Common Stock or Reported Securities which shall be delivered upon such exchange, in whole or in part, as the case may be, shall be computed on the basis of the aggregate number of DECS surrendered at Maturity. No fractional shares or [*] scrip representing fractional shares of Devon Common Stock or Reported
-----
Securities shall be issued or delivered upon any exchange pursuant to Section
2.02 of any DECS. In lieu of any fractional share of Devon Common Stock or [*] of Reported Securities which, but for the immediately preceding sentence, would
----------------------
otherwise be deliverable upon such exchange, the Company, through any applicable Paying Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional share of Devon Common Stock or [*] Reported Security at the Maturity Price. The Company shall, upon such
       -----------------
exchange of any DECS, provide cash to any applicable Paying Agent in an amount equal to the cash payable with respect to any fractional shares of Devon Common Stock deliverable upon such exchange, and the Company shall retain such fractional shares of Devon Common Stock.

          Section 2.04.  Adjustment of Exchange Rate.

          (a)  Adjustment for Distributions, Reclassifications, etc.  The
               -----------------------------------------------------
Exchange Rate shall be subject to adjustment from time to time as follows:

               (i)    If Devon shall:

                  (A) pay a stock dividend or make a distribution, in [*] either case, with respect to the Devon Common Stock in
                       ------
                       shares of such stock;

                  (B) subdivide or split the outstanding shares of Devon Common Stock into a greater number of shares;
                             -------------------------------

                  (C)  combine [*] the outstanding shares of Devon Common Stock
                                   ---
                       into a smaller number of shares; or

                  (D) issue by reclassification (other than a reclassification pursuant to clause (ii), (iii), (iv) or (v) of the definition of Adjustment Event in paragraph (b) of this Section) of [*] shares of Devon Common Stock any shares of common stock of Devon;

          then, in any such event, the Exchange Rate shall be adjusted by adjusting each of the Share Components of the Exchange Rate in effect immediately prior to such event so that a holder of any DECS shall be entitled to receive, upon exchange pursuant to Section 2.02 of the principal amount of such DECS at Maturity, the number of shares of Devon Common Stock (or, in the case of a reclassification referred to in clause (D) of this sentence, the number of shares of other common stock of Devon issued pursuant thereto) which such holder of such DECS would have owned or been entitled to receive immediately following such event had such DECS been exchanged immediately prior to such event or any record date with respect thereto. Each such adjustment shall become effective at the opening of business on the Business Day next following the record date for determination of holders of Devon Common Stock entitled to receive such dividend or distribution in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, split, [*] combination or reclassification. Each such adjustment
                     -----------
          shall be made successively.

               (ii) If Devon shall, after the date hereof, issue rights or warrants to all holders of Devon Common Stock entitling them to subscribe for or purchase shares of Devon Common Stock (other than rights to purchase Devon Common Stock pursuant to a plan for the reinvestment of dividends) at a price per share less than the Market Price of the Devon Common Stock on the Business Day next following the record date for the determination of holders of shares of Devon Common Stock entitled to receive such rights or warrants, then in each case, the Exchange Rate shall be adjusted by multiplying each of the Share Components of the Exchange Rate in effect on the record date for the determination of holders of Devon Common Stock entitled to receive such rights or warrants, by a fraction, of which the numerator shall be (A) the number of shares of Devon Common Stock outstanding on such record date plus (B) the number of additional shares of Devon Common Stock offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be (x) the number of shares of Devon Common Stock outstanding on such record date plus (y) the number of additional shares of Devon Common Stock which the aggregate offering price of the total number of shares of Devon Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the Market Price of the Devon Common Stock on the Business Day next following such record date, which number of additional shares shall be determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such Market Price of Devon Common Stock. Such adjustment shall become effective at the opening of business on the Business Day next following the record date for the determination of holders of Devon Common Stock entitled to receive such rights or warrants. To the extent that such rights or warrants expire prior to the Maturity of the DECS and shares of Devon Common Stock are not delivered pursuant to such rights or warrants prior to such expiration, the Exchange Rate shall be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Devon Common Stock actually delivered pursuant to such rights or warrants. Each such adjustment shall be made successively.

               (iii) Any shares of Devon Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Devon Common Stock under paragraph (a)(ii) of this Section.

               (iv) All adjustments to the Exchange Rate will be calculated to the nearest 1/10,000th of a share of Devon Common Stock (or, if there is
                                                                -
     not a nearest 1/10,000th of a share of Devon Common Stock, to the next
                                                              -
     lower 1/10,000th of a share of Devon Common Stock). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of [*] this paragraph (a) (iv) are not
                                                 -----------------------
     required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate pursuant to paragraphs (a)(i) or (a)(ii) of this Section, an adjustment shall also be made to the Maturity Price as such term is used throughout the definition of Exchange Rate set forth in Section 1.01. The required adjustment to the Maturity Price shall be made at Maturity by multiplying the original Maturity Price by the [*] number or fraction determined under paragraphs (a)(i) and/or (a)(ii) of this Section by which the original Exchange Rate was multiplied to adjust such rate. In the case of a reclassification of any shares of Devon Common Stock into any common stock of Devon other than Devon Common Stock, such common stock shall be deemed to be shares of Devon Common Stock solely to determine the Maturity Price and to apply the Exchange Rate at Maturity. [*] Each such adjustment to the Exchange Rate and the Maturity Price shall be made successively.

          (b)  Other Adjustment Events. In the event of (i) any dividend or
               -----------------------
distribution by Devon to all holders of Devon Common Stock of evidences of its indebtedness or other assets (excluding any dividends or distributions referred to in clause (A) of paragraph (a)(i) of this Section, any common shares issued pursuant to a reclassification referred to in clause (D) of paragraph (a)(i) of this Section and any Ordinary Cash Dividends (as defined below)) or any issuance by Devon to all holders of Devon Common Stock of rights or warrants to subscribe
                                                                    ------------
or purchase any of as Securities (other than rights or warrants referred to in
--------------------------------
paragraph (a)(ii) of this Section), (ii) any consolidation or merger of Devon or
                                                                              --
any surviving entity or subsequent surviving entity of Devon (a "Devon
----------------------------------------------------------------------
Successor")with or into another entity (other than a merger or consolidation in
-----------
which Devon is the continuing corporation and in which the Devon Common Stock outstanding immediately prior to the merger or consolidation [*] is not
                                                                 --
exchanged for cash, securities or other property of Devon or another corporation), (iii) any sale, transfer, lease or conveyance to another corporation of the property of Devon or any Devon Successor as an entirety or
                                     ----------------------
substantially as an entirety, (iv) any statutory exchange of securities of Devon or any
------

Devon Successor with another corporation (other than in connection with a
---------------
merger or acquisition) or (v) any liquidation, dissolution or winding up of Devon (any such event, an "Adjustment Event"), the property receivable by Holders of DECS at Maturity shall be subject to adjustment from time to time as follows:

          (1)  Each [*] Holder of a DECS will receive at Maturity, in lieu of or
                        ------
     (in the case of an Adjustment Event described in clause (i) of this paragraph (b)) in addition to, the shares of Devon Common Stock that it would otherwise receive as required by Section 2.02, cash in an amount equal to (A) if the Maturity Price is greater than or equal to the Threshold Appreciation Price, ** multiplied by the Transaction Value, (B) if the Maturity Price is less than the Threshold Appreciation Price but is greater than the Initial Price, the product of (x) the Initial Price divided by the Maturity Price multiplied by (y) the Transaction Value and
     (C) if the Maturity Price is less than or equal to the Initial Price, the Transaction Value.

          (2) Following an Adjustment Event, the Maturity Price, as such term is used in subparagraph (b)(1) above and throughout the definition of Exchange Rate, shall be deemed to equal (A) if shares of Devon Common Stock are outstanding at Maturity, subject to Section 2.04(b)(2)(B), the Maturity Price [*] of Devon Common Stock, as adjusted pursuant to the provisions of paragraph (a)(iv) of this Section, plus the Transaction Value or (B) if shares of Devon Common Stock are not outstanding at maturity (or if the Devon Common Stock, as a result of an Adjustment Event, is not (i) listed on a United States national securities exchange, (ii) reported on a United States national securities system subject to last sale reporting or (iii) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization, and for which bid and ask prices are not available from at least three nationally recognized investment banking firms), the Transaction Value.

          (3) Notwithstanding the foregoing, with respect to any securities received in an Adjustment Event that (A) are (i) listed on a United States national securities exchange, (ii) reported on a United States national securities system subject to last sale reporting, (iii) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization or (iv) for which bid and ask prices are available from at least three nationally recognized investment banking firms and (B) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the Stated Maturity ("Reported Securities"), the Company may, at its option, in lieu of delivering the amount of cash deliverable in respect of Reported Securities received in an Adjustment Event, as determined in accordance with subparagraph (b)(1), deliver a number of such Reported Securities with a value equal to such cash amount, as determined in accordance with clause (b) of the definition of Transaction Value set forth in Section 1.01; provided, however, that (i)
                                                     --------  -------
     if such option is exercised, the Company shall deliver Reported Securities in respect of all, but not less than all, cash amounts that would otherwise be deliverable in respect of Reported Securities received in an Adjustment

     Event, (ii) the Company may not exercise such option if the Company has elected to deliver cash in lieu of Devon Common Stock, if any, deliverable upon Maturity or if such Reported Securities have not yet been delivered to the holders entitled thereto following such Adjustment Event or any record date with respect thereto, and (iii) subject to clause (ii) of this proviso, the Company must exercise such option if the Company does not elect to deliver cash in lieu of Devon Common Stock, if any, deliverable upon Maturity. If the Company elects to deliver Reported Securities, each
         ------
     [*] Holder of a DECS will be responsible for the payment of any and all
         ------
     brokerage and other transaction costs upon the sale of such Reported Securities. If, following any Adjustment Event, any Reported Security ceases to qualify as a Reported Security, then (x) the Company may no longer elect to deliver such Reported Security in lieu of an equivalent amount of cash and (y) notwithstanding clause (b) of the definition of Transaction Value, the Transaction Value of such Reported Security shall mean the fair market value of such Reported Security on the date such security ceases to qualify as a Reported Security, as determined by a nationally recognized investment banking firm retained for this purpose by the Company.

          (4) The amount of cash and/or the kind and number of securities into which the DECS shall be exchangeable after an Adjustment Event shall be subject to adjustment following such Adjustment Event in the same manner and upon the occurrence of the same type of events as described in paragraphs (a) and (b) of this Section with respect to Devon Common Stock and Devon.

          (5) For purposes of the foregoing, the term "Ordinary Cash Dividend" means, with respect to any consecutive 365-day period, any dividend with respect to Devon Common Stock paid in cash to the extent that the amount of such dividend, together with the aggregate amount of all other dividends on Devon Common Stock paid in cash during such 365-day period, does not exceed on a per-share basis 10% of the average of the Closing Prices of Devon Common Stock over such 365-day period. For purposes of this subparagraph
     (b)(5), any cash dividend shall be deemed to be paid as of the record date for such cash dividend.

          Section 2.05.  Notice of Adjustment and Certain Other Events.

          (a) Whenever the Exchange Rate is adjusted as herein provided or an Adjustment Event occurs, the Company shall:

               (i) forthwith compute the adjusted Exchange Rate (or Transaction Value) in accordance with Section 2.04 and prepare a certificate signed by an officer of the Company setting forth the adjusted Exchange Rate (or Transaction Value), the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, which certificate shall be conclusive, final and binding evidence of the correctness of the adjustment, and file such certificate forthwith with the Trustee; and

               (ii) within ten Business Days following the occurrence of an event that permits or requires an adjustment to the Exchange Rate pursuant to Section 2.04(a) (each, a "Dilution Event") or an Adjustment Event that permits or requires a change in the consideration to be received by Holders pursuant to Section 2.04(b) (or, in [*] either case, if the Company is not
                                             ------
     aware of such occurrence, as soon as practicable after becoming so aware), provide written notice to the Trustee and to the Holders of the outstanding DECS of the occurrence of such Dilution Event or Adjustment Event including a statement in reasonable detail setting forth the method by which any adjustment to the Exchange Rate or change in the consideration to be received by Holders of DECS following the Adjustment Event was determined and setting forth the revised Exchange Rate or consideration, as the case may be; provided, however, that in respect of any adjustment of the
           - --------  -------
     Maturity Price, such notice need only disclose the factor by which the Maturity Price is to be multiplied pursuant to Section 2.04(a)(iv) in order to determine which clause of the definition of the Exchange Rate will apply at Maturity, it being understood that, until Maturity, the Exchange Rate itself cannot be determined.

          (b) In case at any time while any of the DECS are outstanding the Company [*] becomes aware that:
            -------------

               (i) Devon will declare a dividend (or any other distribution) on or in respect of the Devon Common Stock to which Section 2.04(a)(i) or (ii) shall apply (other than any cash dividends and distributions, if any, paid from time to time by Devon that constitute Ordinary Cash Dividends);

               (ii) Devon will authorize the issuance to all holders of Devon Common Stock of rights or warrants to subscribe for or purchase shares of Devon Common Stock or of any other subscription rights or warrants;

               (iii) there will occur any conversion or reclassification of Devon Common Stock (other than a subdivision or combination of outstanding shares of such Devon Common Stock) or any consolidation, merger or reorganization to which Devon is a party and for which approval of any stockholders of Devon is required, or the sale or transfer of all or substantially all of the assets of Devon; or

               (iv) there will occur the voluntary or involuntary dissolution, liquidation or winding up of Devon;

     then, if the [*] Company becomes aware of the information described in
                      ------------------------
     clause (x) and (y) below [*] a reasonable amount of time in advance of the delivery and filing requirements set forth in this subparagraph (b), the Company shall cause to be delivered to the Trustee and any applicable Paying Agent and filed at the office or agency maintained for the purpose of exchange of DECS at Maturity in the Borough of

     Manhattan, in The City of New York by the Trustee (or any applicable Paying Agent), and shall promptly cause to be mailed to the Holders of DECS
                       --------
     at their last addresses as they shall appear upon the registration books of the Security Registrar, at least ten days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one is specified), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or grant of rights or warrants or, if a record is not to be taken, the date as of which holders of Devon Common Stock of record to be entitled to such dividend, distribution or grant of rights or warrants are to be determined,
                                               -----------
     or (y) the date, if known by the Company, on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective. Following any Adjustment Event, the provisions of this paragraph (b) shall apply with respect to any Reported Securities in the same manner as with respect to Devon and the Devon Common Stock.

          (c) On or prior to the fourth Business Day preceding the Stated Maturity of the DECS the Company shall notify the Trustee and will publish a notice in a daily newspaper of national circulation stating whether the Company will deliver, in accordance with Section 2.02, shares of Devon Common Stock or cash (and/or, in accordance with Section 2.04(b), cash or Reported Securities) upon the mandatory exchange of the principal amount of the DECS. The Trustee shall notify DTC of the form of consideration to be delivered by the Company. After the close of business on the Business Day immediately preceding the Stated Maturity of the DECS, the Company shall notify the Trustee in writing of the number of shares of Devon Common Stock and/or Reported Securities, or the amount of cash to be paid per DECS.

          Section 2.06.  Taxes.

          (a) The Company will pay any and all documentary, stamp, transfer or similar taxes that may be payable in respect of the transfer and delivery of Devon Common Stock (or Reported Securities) pursuant hereto; provided, however,
                                                             --------  -------
that the Company shall not be required to pay any such tax which may be payable in respect of any transfer involved in the delivery of Devon Common Stock (or Reported Securities) in a name other than that in which the DECS so exchanged were registered, and no such transfer or delivery shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

          (b) The parties hereto hereby agree, and each Holder of a DECS by its purchase of a DECS hereby agrees:

               (i) to treat, for U.S. federal income tax purposes, each DECS as a forward purchase contract to purchase Devon Common Stock at Maturity (including as a result of acceleration or otherwise) [*](the "forward
                                                             -
     purchase contract characterization"), under the terms of which contract (a) at the time of issuance of the DECS the Holder deposits irrevocably with the Company a fixed amount of cash equal to the purchase price of the DECS to assure the fulfillment of the Holder's purchase obligation described in clause (c) below, which deposit will unconditionally and irrevocably be applied at Maturity to satisfy such obligation, (b) until Maturity the Company will be obligated to pay interest on such deposit at a rate equal to the stated rate of interest on the DECS as compensation to the Holder for the Company's use of such cash deposit during the term of the DECS, and (c) at Maturity such cash deposit unconditionally and irrevocably will be applied by the Company in full satisfaction of the Holder's obligation under the forward purchase contract, and the Company will deliver to the Holder the number of shares of Devon Common Stock that the Holder is entitled to receive at the time pursuant to the terms of the DECS (subject to the Company's right to deliver cash in lieu of the shares of Devon Common Stock);

               (ii) to treat, consistent with the above characterization, (x) amounts paid to the Company in respect of the original issue of a DECS as allocable in their entirety to the amount of the cash deposit attributable to such DECS, and (y) amounts denominated as interest that are payable with respect to the DECS as interest payable on the amount of such deposit, includible annually in the income of the Holder as interest income in accordance with its method of accounting; and

               (iii) to file all U.S. federal, state and local income and franchise tax returns consistent with the forward purchase contract characterization (unless required otherwise by an applicable taxing authority).

          Section 2.07.  Delivery of Securities upon Maturity.

          All Devon Common Stock and Reported Securities deliverable to Holders upon the Maturity of the DECS shall be delivered to such Holders, whenever practicable, in such manner (such as by book-entry transfer) so as to assure
                                     --
same-day transfer of such securities to Holders and otherwise in the manner customary at such time for delivery of such securities and securities of the same type.


                                 ARTICLE III
                                 Covenants

          Section 3.01.  Shares Free and Clear; No Rights in the Stock.

          With respect to the DECS only and for the benefit of only the Holders thereof, the Company covenants and warrants that upon exchange of a DECS at Maturity pursuant to the Indenture and this Supplemental Indenture, the Holder of a DECS shall receive valid title to the Devon Common Stock (and, in the event an Adjustment Event has occurred, the Reported Securities, if Reported Securities are delivered) for which such DECS is at such time exchangeable pursuant to this Indenture, free and clear of any and all liens, claims, charges and encumbrances whatsoever, except to the extent such liens, claims, charges and encumbrances [*] may have been placed on any Devon Energy Common Stock by
                     --------------------------------------------------------
the prior owner thereof, prior to the time such Devon Energy Common Stock was
-----------------------------------------------------------------------------
acquired by the Company, or are caused by the Holders. In addition, the Company
-------------------------------------------------------------------------------
further warrants that any Devon Common Stock (and Reported Securities) so
-------------------------------------------------------------------------
delivered in exchange for DECS hereunder shall be free of any transfer
----------------------------------------------------------------------
restrictions (other than such as are solely attributable to any Holder's status
-------------------------------------------------------------------------------
as an affiliate of Devon or the issuer of such Reported Securities). Except as
--------------------------------------------------------------------
provided in Section 2.06(a), the Company shall pay all taxes and charges with respect to the delivery of Devon Common Stock (and Reported Securities) delivered in exchange for DECS hereunder. Until such time, if any, as the Company shall deliver shares of Devon Common Stock to Holders of the DECS at Maturity, the Holders shall not be entitled to any rights with respect to the Devon Common Stock (including, without limitation, voting rights and the rights to receive any dividends or other distributions in respect thereof.

          Section 3.02.  Discharge of Indenture.

          With respect to the DECS only and for the benefit of only the Holders thereof, [*] Article Four of the Indenture is amended to read in its entirety as
             -------------------------------------------------------------------
follows:
--------

      (a)  If at any time (i) the Company shall have delivered to the Trustee
     ------------------------------------------------------------------------
     for cancellation all of the DECS theretofore authenticated and delivered
     ------------------------------------------------------------------------
     (other than (1) any DECS which shall have been destroyed, lost or stolen
     ------------------------------------------------------------------------
     and which shall have been replaced or paid as provided in Section 306 and
     -------------------------------------------------------------------------
     (2) DECS for whose payment money has theretofore been deposited in trust
     ------------------------------------------------------------------------
     and thereafter repaid to the  Company as provided in Section 1003) or (ii)
     --------------------------------------------------------------------------
     all DECS not theretofore delivered to the Trustee for cancellation shall
     ------------------------------------------------------------------------
     have become due and payable, and the Company shall deposit with the Trustee
     ---------------------------------------------------------------------------
     in trust the number of shares of Devon Energy Common Stock (and/or Reported
     ---------------------------------------------------------------------------
     Securities) or the entire amount of money in Dollars sufficient to pay all
     --------------------------------------------------------------------------
     DECS not theretofore delivered to the Trustee for cancellation, including
     -------------------------------------------------------------------------
     principal and interest due, in accordance with the terms of such DECS, and
     --------------------------------------------------------------------------
     if in either case the Company shall also pay or cause to be paid all other
     --------------------------------------------------------------------------
     the sums payable hereunder by the Company, then this Second Supplemental
     ------------------------------------------------------------------------
     Indenture shall cease to be of further effect (except as to any surviving
     -------------------------------------------------------------------------
     rights of registration of transfer or exchange of such DECS herein
     ------------------------------------------------------------------
     expressly provided for and rights to receive payments of principal of, and
     --------------------------------------------------------------------------
     interest on, the DECS with respect to the DECS), and the Trustee, on demand
     ---------------------------------------------------------------------------
     of the Company accompanied by an Officers' Certificate and an Opinion of
     ------------------------------------------------------------------------
     Counsel and the cost and expense of the Company, shall execute proper
     ---------------------------------------------------------------------
     instruments acknowledging satisfaction of and discharging this Indenture.
     ------------------------------------------------------------------------




                                 ARTICLE IV

                                 Miscellaneous

          Section 4.01.  Confirmation of Indenture.

          The Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

          Section 4.02.  Concerning the Trustee.

          The Trustee assumes no duties, responsibilities or liabilities by reason of this Supplemental Indenture other than as set forth in the Indenture.

          The recitals contained herein shall be taken as the statements of the
          ---------------------------------------------------------------------
Company, and the Trustee assumes no responsibility for the correctness of same,
-------------------------------------------------------------------------------
except for the recital indicating the Trustee's approval of the form of this
----------------------------------------------------------------------------
Second Supplemental Indenture.  The Trustee makes no representation as to the
-----------------------------------------------------------------------------
validity of this Second Supplemental Indenture.
-----------------------------------------------

          The Trustee accepts the trust created by the Indenture, as
          ----------------------------------------------------------
supplemented by this Second Supplemental Indenture, and agrees to perform the
-----------------------------------------------------------------------------
same upon the terms and conditions in the Indenture, as supplemented by this
----------------------------------------------------------------------------
Second Supplemental Indenture.
------------------------------

          Section 4.03.  Payment of Principal.

          Each reference in the Indenture to the payment by the Company of the principal of any Security (or words of like import) shall be deemed, for purposes of the DECS only, to mean the delivery of the Devon Common Stock (or, at the Company's option, the cash equivalent thereof) at the time, rate and manner set forth herein.

                        -------------------------------

          This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    KERR-McGEE CORPORATION

                                    By:
                                       --------------------------------
                                    Name:
                                    Title:

[CORPORATE SEAL]
----------------


Attest: [*]
           -----------------------
           -----------------------
     Name:
     Title:

                                    CITIBANK, N.A.,
                                    as Trustee

                                    By:
                                        -------------------------------
                                    Name:
                                    Title:


Attest: [*]
           -----------------------
           -----------------------
     Name:
     Title:

STATE OF OKLAHOMA    )
                     )  SS.:
COUNTY OF OKLAHOMA   )


          On the     day of            , 1999, before me personally came
                 ----       -----------
                   , to me known, who, being by me duly sworn, did depose and
-------------------
say that she/he is the              of KERR-McGEE CORPORATION, one of the
                       ------------
corporations described in and which executed the foregoing instrument; that she/he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she/he signed her/his name thereto by like authority.


                                    ---------------------------
                                    Notary Public


SEAL

STATE OF NEW YORK    )
                     )   SS.:
COUNTY OF NEW YORK   )


          On the     day of         ,1999, before me personally came
                 ---        --------
             to me known, who, being by me duly sworn, did depose and say that
------------
she/he is the           of CITIBANK, N.A., one of the corporations described in
              ---------
and which executed the foregoing instrument; that she/he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she/he signed her/his name thereto by like authority.


                                    -----------------------
                                    Notary Public


SEAL

                                                            Exhibit A

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL DEBT SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                 [Form of Face of DECS]

          This Note is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This DECS may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Note is exchanged in whole or in part for DECS in definitive form.

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or the Trustee (each as hereafter defined) for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO.                                                               CUSIP NO.
   ------------

                             KERR-McGEE CORPORATION

                                **        DECS(SM)
                    (Debt Exchangeable for Common Stock(SM))

                      **  % Exchangeable Note Due  **, 2004

         (Subject to Exchange at Maturity into Shares of Common Stock,
             Par Value $.10 Per Share, of Devon Energy Corporation)


          KERR-McGEE CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to [*] pay to CEDE
                                                                     ------
& CO. or registered assigns, on **, 2004 a number of shares of Common Stock, par value $.10 per share (the "Devon Common Stock"), of Devon Energy Corporation ("Devon") (or, at the Company's option, the cash equivalent thereof and/or such other consideration as permitted or required by the terms of the DECS) at the Exchange Rate (as defined herein), and to pay interest (computed on the basis of a

360-day year of twelve 30-day months) on such principal amount from the date of original issuance or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly on **, **, **, and **, of each year (each, an "Interest Payment Date" and, collectively, the "Interest Payment Dates"), commencing **, 1999, at the rate per annum specified in the title of this note, until Maturity. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the person in whose name this DECS (or the DECS in exchange or substitution for which this DECS was issued) is registered at the close of business on the Regular Record Date (as defined below) for interest payable on such Interest Payment Date. The "Regular Record
                                                               -
Date" for any interest payment is the close of business on the **,  **,  **,
    -
and **, immediately preceding the relevant Interest Payment Date, whether or not a Business Day (as defined below), provided that interest payable at Maturity shall be payable to the person to whom the Devon Common Stock is deliverable. In any case where such Interest Payment Date shall not be a Business Day, then (notwithstanding any other provision of said Indenture or this DECS) payment of such interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and, if such payment is so made, no interest shall accrue for the period from and after such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the person in whose name this DECS (or the DECS in exchange or substitution for which this DECS was issued) is registered at the close of business on a record date for the payment of such interest to be fixed by the Trustee for the DECS, notice whereof shall be given to Holders of the DECS not less than ten days prior to such record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the DECS may be listed and not deemed impracticable by the Trustee, and upon such notice as may be required by such exchange.

          At Maturity, the principal amount of this DECS will be mandatorily exchanged into a number of shares of Devon Common Stock, at the Exchange Rate. The "Exchange Rate" is equal to (a) if the Maturity Price (as defined below) is greater than or equal to $** (the "Threshold Appreciation Price"), ** shares of Devon Common Stock per DECS, (b) if the Maturity Price is less than the Threshold Appreciation Price but is greater than $** (the "Initial Price"), a fraction equal to the Initial Price divided by the Maturity Price of one share of Devon Common Stock per DECS (such fractional share being calculated to the nearest 1/10,000th of a share or, if there is not a nearest 1/10,000th of a share, to the next higher 1/10,000th of a share) and (c) if the Maturity Price is less than or equal to the Initial Price, one share of Devon Common Stock per DECS. Any shares of Devon Common Stock delivered by the Company to the Holders of the DECS that are not affiliated with Devon shall be free of any transfer restrictions except to the extent any transfer restrictions are caused by the Holders of DECS, and the holders of DECS will be responsible for the payment of any and all brokerage costs upon the subsequent sale of such shares. No fractional shares of Devon Common Stock will be issued at Maturity as provided in the Indenture.

          The Company may at its option, in lieu of delivering shares of Devon Common Stock, deliver cash in an amount equal to the value of such number of shares of Devon Common Stock at the Maturity Price as provided in the Indenture; provided, however, that if such option is exercised, the Company shall deliver cash with respect to all, but not less than all, of the shares of Devon Common Stock that would otherwise be deliverable.

          Notwithstanding the foregoing, (i) in the case of certain dilution events, the Exchange Rate will be subject to adjustment and (ii) in the case of certain adjustment events, the consideration received by Holders of DECS at Maturity will be shares of Devon Common Stock, other securities and/or cash, each as provided in the Indenture.

          The "Maturity Price" is defined as the average Closing Price per share of Devon Common Stock on the 20 Trading Days immediately prior to (but not including) the date of Maturity or, under certain circumstances as provided in the Indenture, the market value per share of Devon Common Stock as of the date of Maturity as determined by a nationally recognized independent investment
                                                     -----------
banking firm retained for this purpose by the Company. The "Closing Price" of any security on any date of determination means (i) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the New York Stock Exchange (the "NYSE") on such date,
(ii) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, (iii) if such security is not so listed on a United States national or regional securities exchange, as reported by the Nasdaq Stock Market, (iv) if such security is not so reported, the last quoted bid price for such security in the over-the- counter market as reported by the National Quotation Bureau or similar organization or (v) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from each of at least three nationally recognized investment banking firms selected for this purpose by the Company. A "Trading Day" is defined as a Business Day on which the security the Closing Price of which is being determined (i) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (ii) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the NYSE, banking institutions or trust companies in The City of New York, New York are authorized or obligated by law or executive order to close.

          Interest on this DECS will be payable, and delivery of Devon Common Stock (or, at the Company's option, [*] the cash equivalent of such Devon Common
                                        ---                 --------------------
Stock and/or such other consideration as permitted or required herein and in the
-----
Indenture) in exchange for the principal amount of this DECS at Maturity will be made upon surrender of this DECS, at the office or agency of the Company maintained for that purpose in the City of New York, New York, and payment of
                            ---------------------------------
interest on (and, if the Company elects not to deliver Devon Common Stock and/or other [*] Reported Securities upon exchange at Maturity, the cash equivalent
          -------------------
thereof payable upon exchange for the principal amount of) this DECS will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the persons in whose names the DECS are registered on the [*] Regular Record Date with respect
                                               --------------------------------
to the relevant Interest Payment Date. Initially, such office shall be the
--
principal corporate trust office of the Trustee in New York City, which is
located at                                                 .
           ------------------------------------------------

          Reference is hereby made to the further provisions of this DECS set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as of set forth at this place.

          Unless the certificate of authentication hereon has been executed by manual signature by the Trustee referred to on the reverse hereof, this DECS shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          "DECS" and "Debt Exchangeable for Common Stock" are service marks of
          --------------------------------------------------------------------
Salomon Brothers Inc.
---------------------

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by the manual or facsimile signatures of its officers thereunto duly authorized.

                              KERR-McGEE CORPORATION

                              By:
                                 ------------------------


                              Attest:

                              By:
                                 ------------------------


                                                            [CORPORATE SEAL]

[*] TRUSTEE'S CERTIFICATE OF AUTHENTICATION
    ---------------------------------------

This is one of the series of Debt Securities issued under the within mentioned Indenture.

Date of Authentication:

     CITIBANK, N.A.,
      as Trustee


     By:
        ----------------------
        Authorized Signatory

                           [Form of Reverse of DECS]

                             KERR-McGEE CORPORATION

                       ** % Exchangeable Note Due **, 2004

         (Subject to Exchange at Maturity into Shares of Common Stock,
             Par Value $.10 Per Share, of Devon Energy Corporation)


          This DECS is one of a duly authorized issue of notes of the Company of
                                                                              --
the series designated ** % Exchangeable Notes due **, 2004, [*](herein called
----  ------                                                   --------------
the [*]"DECS"), limited in aggregate principal amount of $** [*] issued and to
     -------
be issued under an Indenture dated as of August 1, 1982, between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture dated as of May 7, 1996 and the Second Supplemental
                                               ---------------------------
Indenture thereto dated July  , 1999 (said Indenture, as so supplemented, herein
                            --
------------------------------------
and it may be further supplemental from time to time, called the "Indenture"),
-----------------------------------------------------
to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the DECS, and of the terms upon which the DECS are, and are to be, authenticated and delivered.

          The DECS may not be redeemed prior to Stated Maturity and are not entitled to the benefit of any sinking fund.

          The provisions contained in the Indenture for defeasance of the Company's obligations and discharge of the entire principal of all the
                      ------------------------------------------------
Securities of any series upon compliance by the Company with certain conditions
------------------------
set forth therein will not be applicable to the DECS. Certain other provisions contained in the Indenture pertaining to satisfaction and discharge of the Indenture upon deposit of funds with the Trustee shall apply to the DECS in the manner set forth in the Second Supplemental Indenture referred to above.

          If an Event of Default with respect to the DECS, as defined in the Indenture, shall occur and be continuing, the principal of all DECS may be declared due and payable and therefore will result in the mandatory exchange of the principal amount thereof for Devon Common Stock (or, at the Company's option, cash and/or such other consideration as permitted or required herein), all in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company with respect to the DECS and the rights of the Holders of each series of the DECS
                                                     -----------
under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the
                  -------------
Outstanding DECS of the series to be affected thereby. The Indenture also
                 ------------------------------------
contains provisions permitting the Holders of specified percentages in aggregate principal amount of the DECS of any series at the time Outstanding, on
                             -------------
behalf of the Holders of all the DECS of such series, to waive compliance by the
                                      --------------
Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such
                                     ---------------------------
consent or waiver by the Holder of this DECS shall be conclusive and binding upon such Holder and upon all future Holders of this DECS and of any DECS issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this DECS.

          Holders of DECS may not enforce their rights pursuant to the Indenture or the DECS except as provided in the Indenture. No reference herein to the Indenture and no provision of this DECS or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this DECS at the times, place, and rate, and in the [*] manner herein prescribed.
               ------

          As provided in the Indenture and subject to certain limitations therein set forth, this DECS is transferable on the Security Register of the Company, upon surrender of this DECS for registration of transfer at the office of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new DECS of like aggregate principal amount of such denominations as are authorized for DECS and of a like Stated Maturity and with like terms and conditions will be issued in the name of the designated transferee or transferees.

          The DECS are issuable in registered form without coupons, in
                                                                  -
denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, DECS are exchangeable for other DECS of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration [*] of transfer
                                                                   --
or exchange of DECS, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this DECS is registered as the owner hereof for all purposes, whether or not this DECS be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this DECS which are defined in the Indenture shall have the meanings assigned to them therein.

          THIS DECS SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN
          -----------------------------------------------------------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
---------------------------------------------------

                                                 [*]
                              -------------------


          The following abbreviations, when used in the inscription on the face of the within DECS, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common -
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of               UNIF GIFT MIN ACT
               survivorship and not as                            Custodian
               tenants in common                       --------------------------------
                                                       (Cust)             (Minor)
                                                       Under Uniform Gifts to Minors Act

                                                       --------------------------------
                                                                   (State)


               Additional abbreviations may also be used though
                             not in the above list
                            ----------------------

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER [*] OF ASSIGNEE




              (Name and Address of Assignee, including zip code,
                        must be printed or typewritten)
the within DECS, and all rights thereunder, hereby irrevocably constituting and appointing Attorney to transfer said DECS on the books of the Company, with full power of substitution in the premises.

     Dated:
           ----------------               -----------------------------------
                                                        Signature

          NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within DECS in every particular, without alteration or enlargement or any change whatever.

                             KERR-McGEE CORPORATION

                                      to


                                CITIBANK, N.A.,
                                  as Trustee


                           ------------------------


                         Second Supplemental Indenture

                          Dated       **       , 1999

                    Supplementing and Amending the Indenture
                           Dated as of August 1, 1982